SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-KATZ MEDIA GROUP INC

          GABELLI FUNDS, INC.
               THE GABELLI GLOBAL MULTI MEDIA TRUST
                                10/24/97           85,000-           11.0000
                                 8/27/97            5,000-           10.3247
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                10/24/97           47,500-           11.0000
               THE GABELLI ABC FUND
                                10/24/97           25,000-           11.0000
          GAMCO INVESTORS, INC.
                                10/24/97          675,000-           11.0000
                                10/23/97            5,000-           10.8750
                                10/21/97            5,500-           10.7011
                                10/10/97              500            10.2500
          GAMCO INVESTORS, INC.
                                10/24/97           54,200-           11.0000
                                10/21/97            6,000-           10.7011
                                10/20/97            1,200-           10.3750
                                10/09/97            2,000-           10.1250
          GABELLI ASSOCIATES FUND
                                10/24/97          100,700-           11.0000
                                10/24/97              700            10.8750








          (1) THE SALE TRANSACTIONS OCCURING ON 10/24/97 WERE IN
              CONNECTION WITH THE TENDER OFFER DESCRIBED IN
              ITEM 5 (A) OF THIS AMENDMENT TO SCHEDULE 13D.
              ALL OTHER TRANSACTIONS WERE EFFECTED ON THE AMERICAN
              STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.






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